SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007
ENERGYSOUTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29604	58-2358943
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2828 Dauphin Street
Mobile, Alabama	36606
(Address of principal executive offices)	(Zip Code)
(251) 450-4774
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 31, 2007, Mississippi Hub Acquisition Company, LLC (the “Buyer”) entered into a membership interest purchase agreement (the “Membership Interest Purchase Agreement”) with Theo B. Bean, Jr., an individual, and Theo B. Bean, Jr., as trustee for The Theo B. Bean, Jr. Family Trust, a South Dakota spendthrift trust (collectively, the “Sellers”). The Membership Interest Purchase Agreement provides for the sale by the Sellers to the Buyer of 100% of the issued and outstanding membership interests (the “Membership Interests”) in Mississippi Hub, LLC, a Mississippi limited liability company which has begun development of an underground natural gas storage facility. The Buyer is a newly formed Delaware limited liability company, which will be operated pursuant to the Limited Liability Company Agreement of Mississippi Hub Acquisition Company, LLC (the “LLC Agreement”), dated October 31, 2007. The LLC Agreement provides for, among other things, the ownership by EnergySouth Midstream, Inc., an Alabama corporation and a subsidiary of EnergySouth, Inc. (the “Company”), of 60% of the equity interests in the Buyer and the ownership by certain funds managed by affiliates of Fortress Investment Group LLC of 40% of the equity interests in the Buyer.
     Concurrently with the execution of the Membership Interest Purchase Agreement, the Company entered into a purchase and sale agreement (the “BRI-Marsh Purchase Agreement” and, together with the Membership Interest Purchase Agreement, the “Purchase Agreements”) with BRI-Marsh, L.L.C., a Louisiana limited liability company and an affiliate of the Sellers (“BRI-Marsh”). The BRI-Marsh Purchase Agreement provides for the sale by BRI-Marsh to the Buyer of approximately 207.25 gross acres (171.34 net acres) of real property located in Simpson County, Mississippi (the “BRI-Marsh Real Property”).
     Subject to the terms and conditions of each of the Purchase Agreements, the aggregate consideration to be paid by the Buyer to the Sellers and BRI-Marsh upon the consummation of the transactions contemplated by the Purchase Agreements will be $140,000,000, subject to certain adjustments provided for in the Membership Interest Purchase Agreement.
     The Sellers, BRI-Marsh and the Buyer, as applicable, have made customary representations, warranties and covenants in the Purchase Agreements, and the consummation of the transactions contemplated by the Purchase Agreements are subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Sellers, BRI-Marsh and the Buyer expect to close the transactions contemplated by the Purchase Agreements as promptly as practicable following the satisfaction of the closing conditions and anticipate that such closing will occur in the fourth quarter of 2007.
     The Purchase Agreements contain certain termination rights for the Sellers, BRI-Marsh and the Buyer. Upon termination of the Membership Interest Purchase Agreement due to the occurrence of a specified event, the Buyer may be required to pay to the Sellers a termination fee of $10,000,000.
     The foregoing descriptions of the LLC Agreement and the Purchase Agreements are qualified in their entirety by reference to the full text of the Limited Liability Company Agreement, the Membership Interest Purchase Agreement and the BRI-Marsh Purchase Agreement, which are filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this Form 8-K and are incorporated into this report by reference.
Forward-Looking Statements
     Certain statements in this report regarding the transactions contemplated by the Purchase Agreements constitute “forward-looking statements” under the federal securities laws. These forward looking statements are subject to a number of substantial risks and uncertainties and may be identified by the words “will,” “anticipate,” “believe,” “expect,” “may” or “intend” or similar expressions. Actual results could differ materially from these forward-looking statements. Factors that might cause or contribute to such material differences include, but are not limited to, the possibility that the purchase of Membership Interests and/or the BRI Marsh Real Property will not close or that the closing will be delayed, the ability of the Sellers and the Buyer to obtain clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other events and factors disclosed previously and from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended September 30, 2006 and the other reports subsequently filed from time to time with the SEC. The Company disclaims any obligation to update any forward-looking statements after the date of this Current Report. You should not place undue reliance on any forward-looking statements contained herein. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances or for any other reason.
Item 7.01 Regulation FD Disclosure.
     On October 31, 2007, the Company issued a press release announcing the transactions contemplated by the Purchase Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to Item 7.01 of Form 8-K. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
2.1	Limited Liability Company Agreement of Mississippi Hub Acquisition Company, LLC dated October 31, 2007

2.2	Membership Interest Purchase Agreement, dated October 31, 2007, among Mississippi Hub Acquisition Company, LLC, Theo B. Bean, Jr. and Theo B. Bean, Jr., as trustee for The Theo B. Bean, Jr. Family Trust.

2.3	Purchase and Sale Agreement, dated October 31, 2007, between Mississippi Hub Acquisition Company, LLC and BRI-Marsh, L.L.C.

99.1	Press Release, dated October 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EnergySouth, Inc.
	By:	/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr.
Dated: November 5, 2007		Secretary

Exhibit Index

Exhibit No.	Description
2.1	Limited Liability Company Agreement of Mississippi Hub Acquisition Company, LLC October 31, 2007

2.2	Membership Interest Purchase Agreement, dated October 31, 2007, among Mississippi Hub Acquisition Company, LLC, Theo B. Bean, Jr. and Theo B. Bean, Jr., as trustee for The Theo B. Bean, Jr. Family Trust.

2.3	Purchase and Sale Agreement, dated October 31, 2007, between Mississippi Hub Acquisition Company, LLC and BRI-Marsh, L.L.C.

99.1	Press Release, dated October 31, 2007.